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                                                                  EXHIBIT 24

                               POWER OF ATTORNEY

        We, the undersigned directors and/or officers of U.S. HomeCare Corporation (the "Company"), hereby severally constitute and appoint Jay C. Huffard and Gerald J. Boisvert, Jr. and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names and in the capacities indicated below, the Registration Statement on Form S-2 to be filed with the Securities and Exchange Commission, and any an all amendments to said Registration Statement (including post-effective amendments) and any Registration Statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of equity securities of the Company, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

        This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Power of Attorney.

        WITNESS our hands on this 28th day of April, 1997.


/s/ Jay C. Huffard                      /s/ Gerald J. Boisvert, Jr.
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Jay C. Huffard                          Gerald J. Boisvert, Jr.
Chairman of the Board of Directors      Vice President-Finance and
Interim President and Chief Executive   Administration, and Chief Financial
Officer (Principal Executive Officer)   Officer (Principal Financial and
                                        Accounting Officer)

/s/ W. Wallace McDowell, Jr.            /s/ Shawkat Raslan
------------------------------------    --------------------------------------
W. Wallace McDowell, Jr.                Shawkat Raslan
Director                                Director


/s/ Susan S. Robfogel                   /s/ John R. Gunn
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Susan S. Robfogel                       John R. Gunn
Director                                Director


/s/ Hadley C. Ford
------------------------------------
Hadley C. Ford
Director